Exhibit 99.1

HeartCore Expands its CMS Platform Offering into a SaaS Delivery Model

NEW YORK and TOKYO, Oct. 30, 2024 (GLOBE NEWSWIRE) — HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or “the Company”), a leading enterprise software and data consulting services company based in Tokyo, announced it has expanded its flagship CMS platform to include a Software as a Service (“SaaS”) model, in addition to its legacy on-premises version.

As part of this transition, HeartCore will leverage the Amazon Web Services (“AWS”) infrastructure and collaborate with the AWS team to enhance the product’s foundational capabilities. This includes a redesigned user interface and a comprehensive overhaul of the Management Screen Builder to enhance accessibility and allow users to update and manage multiple sites seamlessly, eliminating the need for specialized developer skills. HeartCore will expand its target audience to include businesses that require CMS solutions delivered through a SaaS model, a segment previously beyond reach. Alongside its recent strategic shift towards multi-year software licensing agreements, the SaaS model aims to further diversify revenue streams by increasing recurring sales through license subscriptions and maintenance fees. The Company projects 115% sales growth across its software business as a result of this new transition. HeartCore intends to grow both its SaaS offering in addition to its legacy on-premises version.

“To further drive the ongoing efforts to optimize our financial performance, we have strategically added the SaaS model as an option for our clients to use our flagship CMS platform,” said HeartCore CEO Sumitaka Kanno. “This shift complements our recent move towards multi-year licensing agreements and aims to introduce a predictable stream of sticky, recurring revenue from a new pool of companies. With many businesses now seeking CMS solutions delivered in a SaaS model, this transition will support our sales and marketing team to expand their reach, capture additional contracts, and drive stable growth in the coming quarters ahead.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.
Matt Glover and John Yi
HTCR@gateway-grp.com
(949) 574-3860